Virgin Galactic Announces Third Quarter 2022 Financial Results And Provides Business Update

•Contracted With Bell Textron and Qarbon Aerospace as Primary Suppliers to Build Delta Class Spaceships
•Commercial Launch Remains on Track for Q2 2023

TUSTIN, CALIFORNIA. – November 3, 2022 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the third quarter ended September 30, 2022 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said “We remain on track to launch commercial service in the second quarter of 2023, and we look forward to validating the modifications to VMS Eve and VSS Unity with multiple scheduled test flights in the coming months. We are also executing on our key strategic initiatives to scale our business as a global Spaceline over the long-term. With Aurora Flight Sciences building our next generation motherships, and the selection of experienced manufacturers, Bell Textron and Qarbon Aerospace, to help build our Delta Class Spaceships, we have our primary suppliers in place to expand our fleet and support our long-term growth.”

Third Quarter 2022 Financial Highlights:
•Cash position remains strong, with cash and cash equivalents and marketable securities of $1.1 billion as of September 30, 2022.
•Net loss of $146 million, compared to a $48 million net loss in the third quarter of 2021.
•GAAP selling, general, and administrative expenses of $46 million, compared to $48 million in the third quarter of 2021. Non-GAAP selling, general and administrative expenses of $38 million in the third quarter of 2022, compared to $40 million in the second quarter of 2021.
•GAAP research and development expenses of $97 million, compared to $34 million in the third quarter of 2021. Non-GAAP research and development expenses of $94 million in the third quarter of 2022, compared to $31 million in the third quarter of 2021.
•Adjusted EBITDA totaled $(129) million, compared to $(68) million in the third quarter of 2021.
•Net cash used in operating activities totaled $(101) million, compared to $(52) million in the third quarter of 2021.
•Free cash flow totaled $(107) million, compared to $(53) million in the third quarter of 2021.
•Cash paid for capital expenditures totaled $6 million, compared to $1 million in the third quarter of 2021.
•Generated $100 million in gross proceeds through the issuance of 15.6 million shares of common stock as part of the at the market offering announced on August 4, 2022.

Business Highlights and Recent Updates:

•On November 2, 2022, we announced Bell Textron and Qarbon Aerospace as primary suppliers to build Delta Class spaceships. The first Delta Class spaceship is expected to be completed in 2025.
•On track to launch commercial service in Q2 2023.

Financial Guidance:

The following forward-looking statements reflect our expectations for the fourth quarter of 2022 as of November 3, 2022 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Forecasted free cash flow for the fourth quarter of 2022 is expected to be in the range of $(120) million to $(130) million.

Conference Call Information

Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 844 200 6205 or +1 646 904 5544 and enter the conference ID number 199443. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, expected flight schedule, timing of commercial launch and payload flights, expected completion of the first Delta class spaceship, our objectives for future operations and the Company’s financial forecast, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

USE OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense, non-GAAP research and development expense and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. It defines free cash flow as net cash used by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

Third Quarter 2022 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited and in thousands, except for per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Revenue	$767	$2,580	$1,443	$3,151

Operating expenses:
Customer experience	590	207	737	270
Selling, general, and administrative	46,113	48,268	127,820	128,503
Research and development	97,411	34,289	211,578	103,997
Depreciation and amortization	2,214	2,895	7,981	8,635
Total operating expenses	146,328	85,659	348,116	241,405

Operating loss	(145,561)	(83,079)	(346,673)	(238,254)

Interest income	3,524	240	6,327	785
Interest expense	(3,293)	(6)	(8,924)	(19)
Change in fair value of warrants	—	34,432	—	(34,650)
Other income, net	(203)	70	7	110
Loss before income taxes	(145,533)	(48,343)	(349,263)	(272,028)
Income tax expense	(21)	(25)	(69)	(74)
Net loss	(145,554)	(48,368)	(349,332)	(272,102)
Other comprehensive income (loss):
Foreign currency translation adjustment	(180)	3	(313)	11
Unrealized loss on marketable securities	(585)	(437)	(8,227)	(437)
Total comprehensive loss	$(146,319)	$(48,802)	$(357,872)	$(272,528)

Net loss per share:
Basic	$(0.55)	$(0.19)	$(1.34)	$(1.11)
Diluted	$(0.55)	$(0.32)	$(1.34)	$(1.11)

Weighted-average shares outstanding:
Basic	263,907,259	254,749,195	260,255,202	244,157,923
Diluted	263,907,259	255,147,228	260,255,202	244,157,923

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands, except share data)

	September 30, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$394,032	$524,481
Restricted cash	40,328	25,549
Marketable securities, short-term	606,713	79,418
Inventories	22,851	29,668
Prepaid expenses and other current assets	22,094	19,476
Total current assets	1,086,018	678,592
Marketable securities, long-term	69,072	301,463
Property, plant, and equipment, net	48,874	47,498
Other non-current assets	55,220	41,281
Total assets	$1,259,184	$1,068,834
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$19,872	$9,237
Accrued liabilities	43,389	28,787
Customer deposits	103,971	90,863
Other current liabilities	3,336	2,636
Total current liabilities	170,568	131,523
Non-current liabilities
Convertible senior notes, net	415,188	—
Other long-term liabilities	59,885	43,047
Total liabilities	645,641	174,570
Stockholders' equity
Preferred stock, $0.0001 par value; 10,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 700,000,000 shares authorized; 274,481,195 and 258,166,417 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	27	26
Additional paid-in capital	2,096,901	2,019,750
Accumulated deficit	(1,472,975)	(1,123,643)
Accumulated other comprehensive income	(10,410)	(1,869)
Total stockholders' equity	613,543	894,264
Total liabilities and stockholders' equity	$1,259,184	$1,068,834

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net loss	$(349,332)	$(272,102)
Stock-based compensation	34,488	48,704
Depreciation, amortization and impairment	12,174	8,635
Amortization of debt issuance costs	1,466	—
Change in fair value of warrants	—	34,650
Non-cash interest and other operating activities, net	6,063	(42)
Change in assets and liabilities
Inventories	6,817	1,178
Other current and non-current assets	2,253	6,342
Accounts payable and accrued liabilities	23,828	1,824
Customer deposits	13,108	2,148
Other current and non-current liabilities	136	3,026
Net cash used in operating activities	(248,999)	(165,637)
Cash flows from investing activity
Capital expenditures	(12,306)	(2,452)
Purchases of marketable securities	(604,945)	(286,132)
Proceeds from maturities and calls of marketable securities	294,612	—
Cash used in investing activity	(322,639)	(288,584)
Cash flows from financing activities
Payments of lease obligations	(132)	(105)
Proceeds from convertible senior notes	425,000	—
Debt issuance costs	(11,278)	—
Capped call premium	(52,318)	—
Repayment of commercial loan	(310)	(310)
Proceeds from issuance of common stock	99,573	500,000
Proceeds from issuance of common stock pursuant to stock options exercised	49	18,856
Transaction costs related to issuance of common stock	(1,137)	(6,753)
Withholding taxes paid on behalf of employees on net settled stock-based awards	(3,479)	(15,779)
Net cash provided by financing activities	455,968	495,909
Net increase (decrease) in cash and cash equivalents	(115,670)	41,688
Cash, cash equivalents and restricted cash at beginning of year	550,030	678,955
Cash, cash equivalents and restricted cash ending balances	$434,360	$720,643

Cash and cash equivalents	$394,032	$702,565
Restricted cash	40,328	18,078
Cash, cash equivalents and restricted cash	$434,360	$720,643

Use of Non-GAAP Financial Measures (Unaudited)
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense, non-GAAP research and development expense and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. The Company defines free cash flows as net cash used in operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of Adjusted EBITDA to net loss for the three and nine months ended September 30, 2022 and September 30, 2021 , respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net Loss	$(145,554)	$(48,368)	$(349,332)	$(272,102)
Income tax expense	21	25	69	74
Interest expense	3,293	6	8,924	19
Depreciation & amortization	2,214	2,895	7,981	8,635
Stock-based compensation	11,510	12,169	34,488	48,704
Change in fair value of warrants	—	(34,432)	—	34,650
Adjusted EBITDA	$(128,516)	$(67,705)	$(297,870)	$(180,020)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three and six months ended September 30, 2022 and September 30, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Selling, general, and administrative	$46,113	$48,268	$127,820	$128,503
Stock-based compensation	8,158	8,540	24,068	37,004
Non-GAAP selling, general, and administration expenses	$37,955	$39,728	$103,752	$91,499

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three and six months ended September 30, 2022 and September 30, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Research and development	$97,411	$34,289	$211,578	$103,997
Stock-based compensation	3,352	3,629	10,420	11,700
Non-GAAP Research and development expenses	$94,059	$30,660	$201,158	$92,297

The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the fourth quarter of 2022 (in thousands):

Forecasted Range
Net cash used in operating activities	($ 118,000) - ($ 125,000)
Capital expenditures	($ 2,000) - ($ 5,000)
Free cash flow	($ 120,000) - ($ 130,000)

For media inquiries:
Aleanna Crane - Vice President Communications
Virgingalacticpress@virgingalactic.com
575-800-4422

For investor inquiries:
Eric Cerny - Vice President Investor Relations
vg-ir@virgingalactic.com
949.774.7637